SUB-ITEM 77Q1:
EXHIBITS

AMENDMENT #24
TO THE RESTATED
AND
AMENDED
DECLARATION OF
TRUST

FEDERATED
INCOME
SECURITIES
TRUST
Dated May 19,
2000

	This
Declaration of
Trust is amended
as follows:

       Strike the
first paragraph of
Section 5 ?
Establishment and
Designation of
Series or Class of
Article III ?
BENEFICIAL
INTEREST from
the Declaration of
Trust and
substitute in its
place the
following:

	"Section
5.
Establish
ment and
Designatio
n of Series
or Class.
Without
limiting
the
authority
of the
Trustees
set forth
in Article
XII,
Section 8,
inter alia,
to
establish
and
designate
any
additional
Series or
Class or to
modify
the rights
and
preference
s of any
existing
Series or
Class, the
Series and
Classes of
the Trust
are
establishe
d and
designated
as:
Federated Capital
Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional
Shares
Federated Floating
Rate Strategic
Income Fund
Class A Shares
Class C Shares
Institutional
Shares
Federated Fund
for U. S.
Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated
Unconstrained
Bond Fund
Class A Shares
Class C Shares
Institutional
Shares
Federated
Intermediate
Corporate Bond
Fund
Service Shares
Institutional
Shares
Federated Muni
and Stock
Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional
Shares
Federated Prudent
DollarBear Fund
Class A Shares
Class C Shares
Institutional
Shares


Federated Real
Return Bond
Fund
Class A Shares
Class C Shares
Institutional
Shares
Federated Short-
Term Income
Fund
Class A Shares
Class Y Shares
Service Shares
Institutional
Shares


The
undersigned
hereby certify
that the above
stated
Amendment is
a true and
correct
Amendment to
the Declaration
of Trust, as
adopted by the
Board of
Trustees at a
meeting on the
16th day of
February,
2012, to
become
effective on
the 26th day of
March, 2012.

	WITNESS the
due execution hereof
this 16th day of
February, 2012.



/s/ John
F.
Donahue
/s/ Peter E.
Madden
John F.
Donahue
Peter E.
Madden




/s/
Nicholas
P.
Constanta
kis
/s/ Charles
f.
Mansfield,
Jr.
Nicholas
P.
Constanta
kis
Charles F.
Mansfield,
Jr.




/s/ John
F.
Cunningh
am
/s/
Thomas
M. O?Neill

John F.
Cunningh
am
Thomas
M. O?Neill




/s/ J.
Christoph
er
Donahue
/s/ John S.
Walsh
J.
Christoph
er
Donahue
John S.
Walsh




/s/
Maureen
Lally-
Green

Maureen
Lally-
Green